Exhibit 10.1

Note: Certain portions have been omitted from this Sixth Amendment to the Amended and Restated PCS Services Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Sixth Amendment to Amended and Restated PCS Services Agreement

Between Sprint Spectrum L.P. and Virgin Mobile USA, L.P.

This Sixth Amendment (“Sixth Amendment”) is made to that certain Amended and Restated PCS Services Agreement between Sprint Spectrum L.P. (“Sprint PCS”) and Virgin Mobile USA, L.P. (formerly Virgin Mobile USA, LLC) (“VMU”) dated October 16, 2007, as amended, (the “PCS Services Agreement”). Capitalized terms not defined in this Sixth Amendment are defined in the PCS Services Agreement.

1.	Schedule 1.0 of the PCS Services Agreement is deleted in its entirety and replaced with Schedule 1.0 attached to this Sixth Amendment.

2.	Except as specifically provided above, the PCS Services Agreement remains in effect in accordance with its terms.

IN WITNESS HEREOF, the parties have executed this Sixth Amendment as of the dates indicated below.

SPRINT SPECTRUM L.P.		VIRGIN MOBILE USA, L.P. (formerly Virgin Mobile USA, LLC)

By:	/s/ James D. Patterson	By:	/s/ Daniel H. Schulman
Name:	James D. Patterson	Name:	Daniel H. Schulman
Title:	President, Wholesale	Title:	Chief Executive Officer
Date:	December 22, 2008	Date:	December 22, 2008

Sprint PCS / Virgin Mobile USA Confidential Information	1

Schedule 1.0

PCS Service Pricing

1.	Pricing Effective from Fifth Amendment Commencement Date through December 2008

Except as expressly set forth in Section 1.14 below, the rates and charges set forth in Section 1 below only apply to PCS Service and Roaming usage that takes place during the time period commencing with the Fifth Amendment Commencement Date through the end of the final December 2008 bill cycle. For clarification purposes, the rates and charges set forth in Section 1 below will also apply to any bill cycle that commences during December 2008 even if a portion of the PCS Service and Roaming usage for such bill cycle takes place during January 2009.

1.1	Voice PCS Service and Sprint 2G Data Service Rates

For End Users voice PCS Service and Sprint 2G Data Service usage, Sprint PCS will charge VMU (i) the peak per minute rate set forth in the table below for Peak Time Period minutes of use (“MOU”) during each monthly billing cycle, and (ii) the off-peak per minute rate set forth in the table below for Off-Peak Time Period MOU during each monthly billing cycle. The peak and off-peak rates below include any applicable interconnection charges. The peak and off-peak rates DO NOT include Roaming charges, Travel MOU charges, domestic toll charges or international toll charges. VMU will be charged the rates set forth in Sections 1.3 or 1.4 below for Roaming, the rate set forth in Section 1.2 for Travel MOU, the rate set forth in Section 1.5 for domestic toll calls and the rates set forth in Section 1.6 for international toll calls. For the avoidance of doubt, the rates in this Section 1.1 apply to End User voice PCS Service and Sprint 2G Data Service usage on a Sprint PCS Service Provider Affiliate Network for End Users with MIN’s assigned within the home network of such Sprint PCS Service Provider Affiliate.

Voice PCS Service and Sprint 2G Data Service Rates

Peak Per Minute Rate	Off-Peak Per Minute Rate
$*	$*

“Peak Time Period”: * – *, * – *, except national holidays observed by the United States Postal Service.

“Off-Peak Time Period”: * – *, * – * and * – *, and national holidays observed by the United States Postal Service.

1.2	Travel MOU Rate

For End Users Travel MOU, Sprint PCS will charge VMU the per minute rate set forth below based on VMU’s total Travel MOUs during the monthly billing cycle. The Travel MOU rate below includes any applicable interconnection charges. The Travel MOU rate DOES NOT include Roaming charges, domestic toll charges or international toll charges. VMU will be charged the rates set forth in Sections 1.3 or 1.4 below for Roaming, the rate set forth in Section 1.5 for domestic toll calls and the rates set forth in Section 1.6 for international toll calls.

Travel MOU Per Minute Rate

$*

Sprint PCS / Virgin Mobile USA Confidential Information	2

1.3	Automatic Roaming

For Roaming calls that are completed despite VMU’s instructions that Sprint PCS block Roaming pursuant to Section 9.2.3 of the Agreement, Sprint PCS will charge VMU the rates set forth below. The parties acknowledge that Roaming shall not include Sprint PCS Service Provider Affiliate travel usage.

1.3.1	Domestic Roaming Charges

For automatic Roaming calls End Users make or receive in the United States, Sprint PCS will charge VMU an average pass through domestic Roaming rate of $* per minute plus taxes, if applicable. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ domestic voice Roaming charges, and if such analysis results in a different average pass through rate, Sprint PCS will update the rate it charges VMU prospectively consistent with such analysis.

1.3.2	Automatic Roaming for Guam, Puerto Rico & US Virgin Islands

For Roaming calls that End Users make or receive in Guam, Puerto Rico or the US Virgin Islands, Sprint PCS will charge VMU an average pass through rate of $* per minute, plus all other applicable charges such as taxes and surcharges. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ voice Roaming charges for Guam, Puerto Rico and the US Virgin Islands, and if such analysis results in a different average pass through rate, Sprint PCS will update the rate it charges VMU prospectively consistent with such analysis.

1.3.3	Automatic International Roaming for All Countries Except Guam, Puerto Rico and US Virgin Islands

Sprint PCS will charge VMU the average pass through international Roaming rates set forth below. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ international voice Roaming charges, and if such analysis results in different average pass through rates, Sprint PCS will update the rates it charges VMU prospectively consistent with such analysis.

For international Roaming services in all countries where Sprint PCS provides international Roaming, excluding Guam, Puerto Rico and the US Virgin Islands (each an “International Roaming Country”), Sprint PCS will charge VMU as follows:

(i)	For: (x) calls that originate and terminate within the same International Roaming Country, (y) calls that originate in the International Roaming Country and terminate in the United States, and (z) all incoming calls in International Roaming Countries regardless of their origination point, the applicable average pass through per minute airtime rate for the International Roaming Country where the call originates as set forth below, plus all other applicable charges such as taxes and surcharges; or

(ii)	For calls that originate in an International Roaming Country and terminate in any other International Roaming Country other than the United States, the applicable average pass through per minute airtime rate for the International Roaming Country where the call originates as set forth below, plus applicable international toll charges for the terminating country as set forth in Exhibit A to Schedule 1.0, plus all other applicable charges such as taxes and surcharges.

Sprint PCS / Virgin Mobile USA Confidential Information	3

International Roaming Airtime Average Pass Through Per Minute Rates

Country	Roaming Rates Per Minute
Canada	$*
Mexico	$*
All other countries (except Guam, Puerto Rico & US Virgin Islands)	$*

1.4	Manual Roaming Charges

For manual Roaming in areas where Sprint PCS does not provide Roaming, Roaming charges are billed directly to the End User credit or calling card by the serving carrier at carrier-defined rates.

1.5	Interstate and Intrastate (Domestic) Toll Charge

For interstate and intrastate long distance services (domestic toll charges for terminating service beyond the applicable local exchange provider local calling area) provided to End Users, Sprint PCS will charge VMU the following rate:

Interstate and Intrastate Toll Per Minute Rate

$*

1.6	Unbilled Local Toll

Since Sprint PCS’ billing system does not rate and bill certain toll usage (“unbilled local toll”), for each monthly bill cycle, Sprint PCS will invoice VMU for unbilled local toll as follows: total interstate and intrastate toll charges for a monthly bill cycle X *% = unbilled local toll. By way of example, if VMU’s total interstate and intrastate toll charges for a monthly bill cycle are $*, Sprint PCS will invoice VMU for $* for unbilled local toll.

1.7	International Toll Charges

1.7.1	International Toll Services Provided by Sprint PCS

For international toll voice PCS Service that Sprint PCS provides to End Users, Sprint PCS will charge VMU the international per minute base rates set forth in Exhibit A to Schedule 1.0. Sprint PCS may modify the rates in Exhibit A from time to time, but will provide advance notice prior to any rate increase.

1.7.2	Call Network Routing

In the event that VMU wishes to route international traffic to a switch designated by VMU (CNR):

(i)	VMU will notify Sprint PCS and follow the Work Order process, and Sprint PCS will reasonably assist VMU in facilitating a routing solution in accordance with such Work Order process.

(ii)	VMU will be responsible for all development and interconnection costs associated with routing such calls to the designated switch.

Sprint PCS / Virgin Mobile USA Confidential Information	4

(iii)	For international calls that are routed to a switch designated by VMU, Sprint PCS will not charge VMU the international rates in Exhibit A to Schedule 1.0, but the domestic voice PCS Service rates listed in Section 1.1, above plus $* per minute will apply for the domestic portion of all international terminating calls, and where applicable, the Travel MOU rate listed in Section 1.2 above and the domestic toll charge listed in Section 1.5 above will also apply.

(iv)	All “011” destined calls will be routed to a switch designated by VMU, subject to all applicable terms and conditions in this Section 1.7.2.

(v)	Following are North American Dialing Plan (“NADP”) countries and applicable NPA/NXX designations for which calls to such NADP countries will be routed to a switch designated by VMU:

•	American Somoa (684)

•	Anguilla (264)

•	Antigua and Barbuda (268)

•	Bahamas (242)

•	Barbados (246)

•	Bermuda (441)

•	British Virgin Islands (284)

•	Canada:

204 - Manitoba

226 - Ontario

250 - British Columbia

289 - Ontario

306 - Saskatchewan

403 - Alberta

438 - Quebec

416 - Ontario

418 - Quebec

450 - Quebec

506 - New Brunswick

514 - Quebec

519 - Ontario

581 - Quebec

587 - Alberta

604 - British Columbia

613 - Ontario

647 - Ontario

705 - Ontario

709 - Newfoundland

778 - British Columbia

780 - Alberta

807 - Ontario

819 - Quebec

867 - Yukon & NW Territories

902 - Nova Scotia

905 - Ontario

Sprint PCS / Virgin Mobile USA Confidential Information	5

•	Cayman Islands (345)

•	Dominica (767)

•	Dominican Republic (809)

•	Dominican Republic (829)

•	Grenada (473)

•	Jamaica (876)

•	Montserrat (664)

•	St. Kitts and Nevis (869)

•	St. Lucia (758)

•	St. Vincent and the Grenadines (784)

•	Trinidad and Tobago (868)

•	Turks and Caicos Islands (649)

(vi)	Following are NADP countries and applicable NPA/NXX designations for which calls to such countries will NOT be routed to a switch designated by VMU since Sprint PCS considers calls to such countries domestic calls, and Sprint PCS will charge VMU the domestic voice PCS Service rates listed in Section 1.1 above plus $* per minute for calls to such NADP countries, and where applicable, the Travel MOU rate listed in Section 1.2 above and the domestic toll charge listed in Section 1.5 above will also apply:

•	Virgin Islands (340)

•	Commonwealth of Northern Marianas Islands – Saipan, Tinian and Rota (670)

•	Guam (671)

•	Puerto Rico (787 & 939)

1.8	Short Message Service (SMS)

Sprint PCS will charge VMU the per SMS rate set forth below for VMU’s total number of mobile terminated SMS and mobile originated SMS messages during the monthly billing cycle. Sprint PCS may modify the SMS rate below from time to time with respect to those SMS messages sent and received outside of the United States, but will provide advance notice, if possible, prior to any rate increase.

Per SMS Rate

$*

1.9	Sprint 3G Data Transport Service

Sprint PCS will charge VMU the per megabyte (“MB”) rate set forth below for VMU’s total number of Sprint 3G Data Transport Service MB usage during each monthly billing cycle. For reference purposes, the per kilobyte (“KB”) rate is also shown below. The rates below include any applicable interconnection charges. The rates below DO NOT include Travel 3G Data Transport charges. VMU will be charged the rate set forth in Section 1.10 below for Travel 3G Data Transport. The Sprint 3G Data Transport Service rates below are for data transport only and do not include access to individual Sprint-provided 3G data services.

Sprint PCS / Virgin Mobile USA Confidential Information	6

Sprint 3G Data Transport Service Rates

Per MB Rate	Per KB Rate
$*	$*

1.10	Travel 3G Data Transport

Sprint PCS will charge VMU the per megabyte (“MB”) rate set forth below for VMU’s total number of Travel 3G Data Transport MB usage during each monthly billing cycle. For reference purposes, the per kilobyte (“KB”) rate is also shown below. The rates below include any applicable interconnection charges. The Travel 3G Data Transport rates below are for data transport only and do not include access to individual Sprint-provided 3G data services.

Travel 3G Data Transport Rates

Per MB Rate	Per KB Rate
$*	$*

1.11	Control-Plane Location Look-Up Charges

Sprint PCS will determine the monthly Control-Plane Location Look-Up charges by multiplying the total number of Control -Plane Location Look-Ups for the just-completed bill cycle by the applicable volume based “Rate Per Control -Plane Location Look-Up” from the table below. For avoidance of doubt, Sprint PCS will charge VMU for each Control-Plane Location Look-Up attempt whether or not the location information is ultimately returned to the Control-Plane Requesting Device. Since Control -Plane Location Look-Up charges are manually calculated and added to VMU’s monthly invoice, the bill cycle time period for Control -Plane Location Look-Up charges included on a monthly invoice will not be the same as the time period for systematically-billed charges included on such invoice.

Control-Plane Location Look- Ups per Monthly Bill Cycle	Rate per Control- Plane Location Look-Up
* - *	$*
* - *	$*
* - *	$*
* and above	$*

1.12	User-Plane Location Services

1.12.1	User-Plane Location Application Certification Fee: *

1.12.2	User-Plane Location Look-Up Charges:

Sprint PCS will determine the monthly User-Plane Location Look-Up charges by multiplying the total number of User-Plane Location Look-Ups for the just-completed bill cycle by the applicable volume based “Rate Per User-Plane Location Look-Up” from the table below. For avoidance of doubt, Sprint PCS will charge VMU for each User-Plane Location Look-Up attempt whether or not the location information is ultimately returned to the User-Plane Location Handset. Since User-Plane Location Look-Up charges are manually calculated and added to VMU’s monthly invoice, the bill cycle time period for User-Plane Location Look-Up charges included on a monthly invoice will not be the same as the time period for systematically-billed charges included on such invoice.

Sprint PCS / Virgin Mobile USA Confidential Information	7

User-Plane Location Look- Ups per Monthly Bill Cycle	Rate per User-Plane Location Look-Up
* - *	$*
* - *	$*
* - *	$*
* and above	$*

1.13	Other Charges:

1.13.1	Call Forwarding: Sprint PCS will charge VMU standard airtime rates, plus applicable toll charges.

1.13.2	Operator Services: Sprint PCS will charge VMU its standard retail rates and charges for operator services.

1.13.3	Directory Assistance: Sprint PCS will charge VMU $* per call, plus all other applicable charges including airtime charges, for directory assistance services.

1.13.4	911 and E911: Standard airtime and toll rates

1.13.5	Non-standard reports: As quoted

1.13.6	Handset Certification: As quoted

1.14	New End User Credits

A.	Subject to the conditions set forth below in this Section 1.14, VMU is eligible to receive “New End User Credits” equal to $2.50 for: (i) each new End User that VMU activates under the Agreement (pursuant to Sprint PCS’ reporting systems) from the first day of the first calendar month following the effective date of the Acquisition Agreement through December 31, 2009 (“Eligibility Period”), and (ii) each new end user customer that Helio activates under the Helio Agreement from the first day of the first calendar month following the effective date of the Acquisition Agreement through the Acquisition Closing Date. Notwithstanding the foregoing, in no event shall the total amount of New End User Credits exceed $10,000,000.

B.

During the time period between the effective date of the Acquisition Agreement up to and including the Acquisition Closing Date (“Interim Period”) all New End User Credits will be accrued and held by Sprint PCS. If (i) VMU is not past due on any undisputed amounts (in accordance with Section 7.6 of the PCS Services Agreement) owed Sprint PCS under the PCS Services Agreement (including undisputed amounts owed under a Work Order) no later than forty-five (45) days following the Acquisition Closing Date, and (ii) Helio is not past due on any undisputed amounts owed Sprint PCS under Helio’s wholesale services agreement with Sprint PCS as of the Acquisition Closing Date, the total of the New End User Credits accrued by Sprint PCS during the Interim Period will be issued to VMU’s next available invoice following the date conditions (i) and (ii) are met. If conditions (i) and (ii) in the

Sprint PCS / Virgin Mobile USA Confidential Information	8

immediately preceding sentence are not met, VMU will not be eligible to receive the New End User Credits accrued by Sprint PCS during the Interim Period. For avoidance of doubt, if VMU is not eligible to receive New End User Credits accrued during the Interim Period, such New End User Credits will not be included in the $10,000,000 cap described in Section 1.14(A) above. Disputes regarding this Section1.14(B) are to be handled in accordance with standard dispute resolution procedures contained in Section 17 of the PCS Services Agreement.

C.	Following the Interim Period and during the remainder of the Eligibility Period, Sprint will calculate New End User Credits at the end of each bill cycle for new End Users activated during the just-completed bill cycle (except for new End Users activated during the Interim Period), and no later than five (5) days following the Due Date for such bill cycle, if VMU is not past due on any undisputed amounts owed Sprint PCS under the PCS Services Agreement (including undisputed amounts owed under a Work Order), VMU is eligible to receive the New End User Credits calculated by Sprint at the end of such bill cycle. If VMU is eligible to receive New End User Credits as described in the immediately preceding sentence, Sprint PCS will apply such New End User Credits to VMU’s next available invoice that corresponds with such bill cycle (e.g., bill cycle 1 or bill cycle 19). If VMU is not eligible to receive any New End User Credits as described herein, such credits will not be included in the $10,000,000 cap described in Section 1.14(A) above.

1.15	2008 Minimum Annual Commitment

A.	The following definitions only apply to Section 1.15:

“2008 Actual Revenue” means the total of all amounts invoiced to VMU under the PCS Services Agreement on an Invoice for each of VMU’s 2008 bill cycles for 2008 Service Usage including credits or debits related to disputed charges or billing errors for 2008 Service Usage that are typically included on the “True-Up Statement” VMU receives as part of the supporting documentation for each invoice, which does not include the Additional Amounts, and does not include New End User Credits, if any, issued for each new End User that activates during calendar year 2008, as described in Section 1.14 above or 4Q New End User Credits, if any, issued for each new End User that activates during the 4Q Eligibility Period, as described in Section 1.16 below. For clarification purposes, 2008 Actual Revenue will include invoices for any bill cycle that commences after January 1, 2008 and will include invoices for any bill cycle that commences during December 2008 even if such bill cycle ends in January 2009 (e.g., a January 19, 2009 invoice for a December 19, 2008 through January 18, 2009 bill cycle will be counted towards 2008 Actual Revenue). For the 2008 calendar year only, 2008 Actual Revenue will also include the Helio Revenue;

“2008 Service Usage” means (i) prior to the Fifth Amendment Commencement Date: (a) voice and data usage for airtime services billed in minutes of use as described in Schedule 1.0 (including toll, unbilled local toll, Roaming, Roaming toll and travel MOUs), (b) directory assistance and operator services billed to VMU as described in Schedule 1.0, (c) SMS usage billed by number of messages as described in Schedule 1.1, (d) 3G Data Transport service billed by number of MB usage as described in Schedule 1.2, and (e) ADC codes, if applicable, as described in Section 2.14 of the PCS Services Agreement; and (ii) commencing on the Fifth Amendment Commencement Date: (x) usage for all services listed in Schedule 1.0 (as amended from time to time) and (y) ADC codes, if applicable, as described in Section 2.14 of the PCS Services Agreement.

Sprint PCS / Virgin Mobile USA Confidential Information	9

“Additional Amounts” means (i) amounts invoiced to VMU for any Customized Service, (ii) royalty payment amounts, (iii) Late Payment Fees, (iv) any unique amounts invoiced to VMU for which pricing is not described in Schedule 1.0, or (v) any credits (other than New End User Credits and 4Q New End User Credits) invoiced to VMU that are not directly related to disputed charges or billing errors for Voice/SMS/Data Usage;

“Helio Revenue” means amounts from “Helio’s applicable invoices,” (described below) for “Ancillary Charges”, “Current Activity Charges”, “Adjustments” (where applicable), and any other charges for services included on such invoices that have not been previously applied to Helio’s account, which does not include interest on amounts not paid by Helio to Sprint PCS by the applicable due date set forth in the Helio Agreement, and “Customized Service Charges” (as defined in the Helio Agreement) invoiced to Helio; provided that for purposes of this definition, “Helio’s applicable invoices” means invoices generated to Helio under the Helio Agreement for usage commencing June 19, 2008 until the Acquisition Closing Date;

“Invoice” means the applicable monthly electronic invoice following the just-completed monthly bill cycle, for “Ancillary Charges”, “Current Activity Charges”, “Adjustments” (where applicable), identified as such on the Invoice, and any other charges for services included on such electronic invoice that have not been previously applied to VMU’s account, and including credits or debits that are included on the True-Up Statement in the ordinary course of business consistent with past practice between VMU and Sprint PCS;

“Late Payment Fees” means interest on amounts not paid to Sprint PCS by the applicable Due Date as described in Section 7.5 of the PCS Services Agreement; and

“Remaining 2008 Usage Months” means the seven (7) consecutive Usage Months commencing with June 2008; and

“Usage Month” means the bill cycles that commence on the 1st and 19th days of the same calendar month.

B.

For the June 2008 through December 2008 Usage Months, in lieu of VMU paying the Actual Revenue portion of each Invoice generated during such Usage Months (it being understood that there are two invoice cycles), VMU will pay to Sprint PCS “Monthly Owed Revenue” equal to: (A) the greater of (i) the Actual Revenue portion of such Invoice, or (ii) an amount equal to “x” percentage of the amount in the “Required Revenue” column in the table set forth below for the applicable Usage Month, where “x” is *% for invoices dated the 1st day of a calendar month, and “x” is *% for invoices dated the 19th day of a calendar month, minus (B) applicable New End User Credits, if any, minus (C) applicable 4Q New End User Credits, if any. For example, if the August 2008 / 1st day cycle Invoice shows an Actual Revenue portion of $*, VMU would be required to pay, with respect to such Invoice, $* [*% of $*], minus any applicable New End User Credits. For any Invoice in a Usage Month in which the applicable 2008 Actual Revenue amount associated with such Invoice is greater than the applicable portion of the 2008 Required Revenue amount for such Usage Month (using the *%/*% calculation immediately above), the 2008 Required

Sprint PCS / Virgin Mobile USA Confidential Information	10

Revenue amount for the corresponding Invoice cycle during the succeeding Usage Month will be temporarily reduced by the difference (prior to subtracting any applicable New End User Credits and 4Q New End User Credits), solely for the purpose of determining what Purchaser’s Monthly Owed Revenue amount will be for such corresponding Invoice for the immediately succeeding Usage Month. By way of example (continuing from above), if Purchaser’s August 2008 / 1st day cycle Invoice shows an Actual Revenue portion of $*, VMU will be required to pay, with respect to such Invoice, $* minus any applicable New End User Credits, and the amount in excess of the applicable portion of Required Revenue for such period [$* which is $* – (*% of $*)] would be used to temporarily reduce the applicable Required Revenue for the September 2008 / 1st day cycle Invoice . In this example, the September 2008 / 1st day cycle Invoice Required Revenue, before reduction due to any applicable New End User Credits, would be temporarily reduced to $* [(*% of $*) less $*]. In no event will the annual 2008 Required Revenue amount of $318,000,000 be reduced by any temporary reductions in 2008 Required Revenue amounts for individual Usage Months. For the avoidance of doubt, the 2008 Required Revenue for each Usage Month will be reduced by applicable New End User Credits, if any, and applicable 4Q New End User Credits, if any, which will reduce the Annual 2008 Required Revenue amount of $318,000,000 by the same amount. In addition, VMU will also pay Sprint PCS any Additional Amounts invoiced to VMU during each Usage Month. Also shown in the table below are Required Revenue amounts for the January through May 2008 Usage Months, which equal the 2008 Actual Revenue amounts for the Invoices generated for 2008 Service Usage during the January through May 2008 Usage Months.

2008 Required Revenue Table

Usage Month	2008 Required Revenue
January	$*
February	$*
March	$*
April	$*
May	$*
June	$*
July	$*
August	$*
September	$*
October	$*
November	$*
December	$*
Annual 2008 Required Revenue	$318,000,000

1.16	4Q New End User Credits

A.

Subject to the conditions set forth below in this Section 1.16, VMU is eligible to receive “4Q New End User Credits” equal to an additional $2.00 for each new End User that VMU activates under the Agreement (pursuant to Sprint PCS’ reporting

Sprint PCS / Virgin Mobile USA Confidential Information	11

systems) from October 1, 2008 through December 31, 2008 (“4Q Eligibility Period”). For the avoidance of doubt, VMU is eligible to receive both New End User Credits and 4Q New End User Credits for each new End User that VMU activates under the Agreement (pursuant to Sprint PCS’ reporting systems) from October 1, 2008 through December 31, 2008.

B.	Sprint will calculate 4Q New End User Credits at the end of each calendar month for new End Users activated during the just-completed calendar month in the 4Q Eligibility Period, and no later than five (5) days following the Due Date for such calendar month, if VMU is not past due on any undisputed amounts owed Sprint PCS under the PCS Services Agreement (including undisputed amounts owed under a Work Order), VMU is eligible to receive the 4Q New End User Credits calculated by Sprint at the end of such calendar month. If VMU is eligible to receive 4Q New End User Credits as described in the immediately preceding sentence, Sprint PCS will apply such 4Q New End User Credits to VMU’s next available invoice for bill cycle 1. For the avoidance of doubt, the 4Q New End User Credits are in addition to the New End User Credits described in Section 1.14, and the 4Q New End User Credits do not apply to, and are not subject to, the $10,000,000 cap contained in Section 1.14.

2.	Pricing Effective for 2009 and thereafter

The rates and charges that Sprint PCS will charge VMU for PCS Service and Roaming for 2009 and until expiration or earlier termination of the Agreement are set forth in Section 2 below. The rates and terms listed in this Section 2 may be modified only by mutual agreement of the parties, and the parties agree to conduct any negotiation of this Section 2 in a commercially reasonable manner, and until such mutual agreement of the parties to modify the rates or terms, the rates and terms in this Section 2 apply. For the avoidance of doubt, beginning with calendar year 2011 and going forward for the remainder of the PCS Services Agreement, unless otherwise negotiated by the parties, there will not be a minimum annual commitment for any given year.

2.1	Voice PCS Service, Sprint 2G Data Service, SMS and Sprint 3G Data Transport Service Pricing

At the end of calendar year December 2008 and each subsequent calendar quarter, Sprint PCS will calculate the Actual Revenue (defined in Section 1.15 above for calendar year 2008 or parts thereof and in Section 2.9 below for subsequent periods) for all monthly bill cycles that commenced during the four (4) most recent calendar quarters (“Rolling 4-Quarter Actual Revenue”), and such Rolling 4-Quarter Actual Revenue will determine the Rolling 4-Quarter Actual Revenue tier in the table set forth below in this Section 2.1 that will apply to all monthly bill cycles that commence during the subsequent calendar quarter. For purposes of determining Rolling 4-Quarter Actual Revenue, Helio Revenue will be included ignoring the last proviso of such definition. By way of example, if VMU’s Rolling 4-Quarter Actual Revenue for all monthly bill cycles that commenced during the first, second, third and fourth calendar quarters of 2008 was $*, the rates for tier #2 in the table below ($* - $*) will apply for all monthly bill cycles that commence during January 2009 through March 2009.

A.	Voice PCS Service and Sprint 2G Data Service Rates

For End Users voice PCS Service and Sprint 2G Data Service usage, Sprint PCS will charge VMU (i) the volume-based peak per minute rates set forth in the table below for Peak Time Period MOU during each monthly billing cycle, and (ii) the volume-based off-peak per minute rates set forth in the table below for Off-Peak Time Period MOU during each monthly billing cycle. The peak and off-peak rates below include

Sprint PCS / Virgin Mobile USA Confidential Information	12

domestic toll charges, Travel MOU charges and any applicable interconnection charges. The peak and off-peak rates DO NOT include Roaming charges or international toll charges. VMU will be charged the rates set forth in Sections 2.2 or 2.3 below for Roaming and the rates set forth in Section 2.4 for international toll calls.

B.	SMS Rates

Sprint PCS will charge VMU the per SMS rates set forth in the table below for VMU’s total number of mobile terminated SMS and mobile originated SMS messages during the monthly billing cycle. Sprint PCS may modify the SMS rate below from time to time with respect to those SMS messages sent and received outside of the United States, but will provide advance notice if possible prior to any rate increase.

C.	Sprint 3G Data Transport Service

Sprint PCS will charge VMU the per MB rates set forth in the table below for VMU’s total number of Sprint 3G Data Transport Service MB usage during each monthly billing cycle. For reference purposes, the per kilobyte (“KB”) rates are also shown below. The rates below include any applicable interconnection charges and Travel 3G Data Transport charges. The Sprint 3G Data Transport Service rates in the table below are for data transport only and do not include access to individual Sprint-provided 3G data services.

Voice PCS Service, Sprint 2G Data Service, SMS and Sprint 3G Data Transport Service Table

Tier #	Rolling 4-Quarter Actual Revenue	Peak Per Minute Rate	Off-Peak Per Minute Rate	Per SMS Rate	Per MB Rate	Per KB Rate
1	* - $*	$*	$*	$*	$*	$*
2	$* - $*	$*	$*	$*	$*	$*
3	$* - $*	$*	$*	$*	$*	$*
4	$* - $*	$*	$*	$*	$*	$*
5	$* - $*	$*	$*	$*	$*	$*
6	$* - $*	$*	$*	$*	$*	$*
7	$* - $*	$*	$*	$*	$*	$*
8	$* - $*	$*	$*	$*	$*	$*
9	$* - $*	$*	$*	$*	$*	$*
10	$* - $*	$*	$*	$*	$*	$*
11	$* - $*	$*	$*	$*	$*	$*
12	$* - $*	$*	$*	$*	$*	$*
13	$* - $*	$*	$*	$*	$*	$*
14	$* - $*	$*	$*	$*	$*	$*
15	$* - $*	$*	$*	$*	$*	$*
16	$* - $*	$*	$*	$*	$*	$*
17	$* and above	$*	$*	$*	$*	$*

Voice PCS Service and Sprint 2G Data Service Peak and Off-Peak Time Periods

“Peak Time Period”: * – *, * – *, except

national holidays observed by the United States Postal Service.

“Off-Peak Time Period”: * – *, * – * and * – *, and national holidays observed by the United States Postal Service.

Sprint PCS / Virgin Mobile USA Confidential Information	13

2.2	Automatic Roaming

For Roaming calls that are completed despite VMU’s instructions that Sprint PCS block Roaming pursuant to Section 9.2.3 of the Agreement, Sprint PCS will charge VMU the rates set forth below. The parties acknowledge that Roaming shall not include Sprint PCS Service Provider Affiliate travel usage.

A.	Domestic Roaming Charges

For automatic Roaming calls End Users make or receive in the United States, Sprint PCS will charge VMU an average pass through domestic Roaming rate of $* per minute plus taxes, if applicable. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ domestic voice Roaming charges, and if such analysis results in a different average pass through rate, Sprint PCS will update the rate it charges VMU prospectively consistent with such analysis.

B.	Automatic Roaming for Guam, Puerto Rico & US Virgin Islands

For Roaming calls that End Users make or receive in Guam, Puerto Rico or the US Virgin Islands, Sprint PCS will charge VMU an average pass through rate of $* per minute, plus all other applicable charges such as taxes and surcharges. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ voice Roaming charges for Guam, Puerto Rico and the US Virgin Islands, and if such analysis results in a different average pass through rate, Sprint PCS will update the rate it charges VMU prospectively consistent with such analysis.

C.	Automatic International Roaming for All Countries Except Guam, Puerto Rico and US Virgin Islands

Sprint PCS will charge VMU the average pass through international Roaming rates set forth below. Each quarter, Sprint PCS will perform an analysis of Sprint PCS’ international voice Roaming charges, and if such analysis results in different average pass through rates, Sprint PCS will update the rates it charges VMU prospectively consistent with such analysis.

For international Roaming services in all countries where Sprint PCS provides international Roaming, excluding Guam, Puerto Rico and the US Virgin Islands (each an “International Roaming Country”), Sprint PCS will charge VMU as follows:

(i)	For: (x) calls that originate and terminate within the same International Roaming Country, (y) calls that originate in the International Roaming Country and terminate in the United States, and (z) all incoming calls in International Roaming Countries regardless of their origination point, the applicable average pass through per minute airtime rate for the International Roaming Country where the call originates as set forth below, plus all other applicable charges such as taxes and surcharges; or

(ii)	For calls that originate in an International Roaming Country and terminate in any other International Roaming Country other than the United States, the applicable average pass through per minute airtime rate for the International Roaming Country where the call originates as set forth below, plus applicable international toll charges for the terminating country as set forth in Exhibit A to Schedule 1.0, plus all other applicable charges such as taxes and surcharges.

Sprint PCS / Virgin Mobile USA Confidential Information	14

International Roaming Airtime Average Pass Through Per Minute Rates

Country	Roaming Rates Per Minute
Canada	$*
Mexico	$*
All other countries (except Guam, Puerto Rico & US Virgin Islands)	$*

2.3	Manual Roaming Charges

For manual Roaming in areas where Sprint PCS does not provide Roaming, Roaming charges are billed directly to the End User credit or calling card by the serving carrier at carrier-defined rates.

2.4	International Toll Charges

A.	International Toll Services Provided by Sprint PCS

For international toll voice PCS Service that Sprint PCS provides to End Users, Sprint PCS will charge VMU the international per minute base rates set forth in Exhibit A to Schedule 1.0. Sprint PCS may modify the rates in Exhibit A from time to time, but will provide advance notice prior to any rate increase.

B.	Call Network Routing

In the event that VMU wishes to route international traffic to a switch designated by VMU (CNR):

(i)	VMU will notify Sprint PCS and follow the Work Order process, and Sprint PCS will reasonably assist VMU in facilitating a routing solution in accordance with such Work Order process.

(ii)	VMU will be responsible for all development and interconnection costs associated with routing such calls to the designated switch.

(iii)	For international calls that are routed to a switch designated by VMU, Sprint PCS will not charge VMU the international rates in Exhibit A to Schedule 1.0, but the domestic voice PCS Service rates listed in Section 2.1, above plus $* per minute will apply for the domestic portion of all international terminating calls.

(iv)	All “011” destined calls will be routed to a switch designated by VMU, subject to all applicable terms and conditions in this Section 2.4(B).

(v)	Following are North American Dialing Plan (“NADP”) countries and applicable NPA/NXX designations for which calls to such NADP countries will be routed to a switch designated by VMU:

•	American Somoa (684)

•	Anguilla (264)

•	Antigua and Barbuda (268)

Sprint PCS / Virgin Mobile USA Confidential Information	15

•	Bahamas (242)

•	Barbados (246)

•	Bermuda (441)

•	British Virgin Islands (284)

•	Canada:

204 - Manitoba

226 - Ontario

250 - British Columbia

289 - Ontario

306 - Saskatchewan

403 - Alberta

438 - Quebec

416 - Ontario

418 - Quebec

450 - Quebec

506 - New Brunswick

514 - Quebec

519 - Ontario

581 - Quebec

587 - Alberta

604 - British Columbia

613 - Ontario

647 - Ontario

705 - Ontario

709 - Newfoundland

778 - British Columbia

780 - Alberta

807 - Ontario

819 - Quebec

867 - Yukon & NW Territories

902 - Nova Scotia

905 - Ontario

•	Cayman Islands (345)

•	Dominica (767)

•	Dominican Republic (809)

•	Dominican Republic (829)

•	Grenada (473)

•	Jamaica (876)

•	Montserrat (664)

•	St. Kitts and Nevis (869)

•	St. Lucia (758)

•	St. Vincent and the Grenadines (784)

•	Trinidad and Tobago (868)

•	Turks and Caicos Islands (649)

(vi)	Following are NADP countries and applicable NPA/NXX designations for which calls to such countries will NOT be routed to a switch designated by VMU since Sprint PCS considers calls to such countries domestic calls, and Sprint PCS will charge VMU the domestic voice PCS Service rates listed in Section 2.1 above plus $* per minute for calls to such NADP countries:

•	Virgin Islands (340)

Sprint PCS / Virgin Mobile USA Confidential Information	16

•	Commonwealth of Northern Marianas Islands – Saipan, Tinian and Rota (670)

•	Guam (671)

•	Puerto Rico (787 & 939)

2.5	Control-Plane Location Look-Up Charges

Sprint PCS will determine the monthly Control-Plane Location Look-Up charges by multiplying the total number of Control -Plane Location Look-Ups for the just-completed bill cycle by the applicable volume based “Rate Per Control -Plane Location Look-Up” from the table below. For avoidance of doubt, Sprint PCS will charge VMU for each Control-Plane Location Look-Up attempt whether or not the location information is ultimately returned to the Control-Plane Requesting Device. Since Control -Plane Location Look-Up charges are manually calculated and added to VMU’s monthly invoice, the bill cycle time period for Control -Plane Location Look-Up charges included on a monthly invoice will not be the same as the time period for systematically-billed charges included on such invoice.

Control-Plane Location Look- Ups per Monthly Bill Cycle	Rate per Control -Plane Location Look-Up
* - *	$*
* - *	$*
* - *	$*
* and above	$*

2.6	User-Plane Location Services

A.	User-Plane Location Application Certification Fee: *

B.	User-Plane Location Look-Up Charges:

Sprint PCS will determine the monthly User-Plane Location Look-Up charges by multiplying the total number of User-Plane Location Look-Ups for the just-completed bill cycle by the applicable volume based “Rate Per User-Plane Location Look-Up” from the table below. For avoidance of doubt, Sprint PCS will charge VMU for each User-Plane Location Look-Up attempt whether or not the location information is ultimately returned to the User-Plane Location Handset. Since User-Plane Location Look-Up charges are manually calculated and added to VMU’s monthly invoice, the bill cycle time period for User-Plane Location Look-Up charges included on a monthly invoice will not be the same as the time period for systematically-billed charges included on such invoice.

User-Plane Location Look- Ups per Monthly Bill Cycle	Rate per User-Plane Location Look-Up
* - *	$*
* - *	$*
* - *	$*
* and above	$*

Sprint PCS / Virgin Mobile USA Confidential Information	17

2.7	Other Charges:

A.	Call Forwarding: Sprint PCS will charge VMU standard airtime rates, plus applicable toll charges.

B.	Operator Services: Sprint PCS will charge VMU its standard retail rates and charges for operator services.

C.	Directory Assistance: Sprint PCS will charge VMU $* per call, plus all other applicable charges including airtime charges, for directory assistance services.

D.	911 and E911: Standard airtime and toll rates

E.	Non-standard reports: As quoted

F.	Handset Certification: As quoted

2.8	New End User Credits

The terms and conditions set forth in Section 1.14 above will also apply for calendar year 2009.

2.9	Minimum Annual Commitment

The terms and conditions set forth in this Section 2.9 apply for calendar years 2009 and 2010.

A.	The following definitions only apply to Sections 2.1 and 2.9:

“Actual Revenue” means the total of all amounts invoiced to VMU under the PCS Services Agreement on an Invoice for each of VMU’s bill cycles for the applicable calendar year for Service Usage including credits or debits related to disputed charges or billing errors for Service Usage that are typically included on the “True-Up Statement” VMU receives as part of the supporting documentation for each invoice, which does not include the Additional Amounts, and for calendar year 2009 or part thereof, does not include New End User Credits, if any, issued for each new End User that activates during calendar year 2009 or part thereof, as described in Section 1.14 above. For clarification purposes, Actual Revenue will include invoices for any bill cycle that commences after January 1st of the respective calendar year and will include invoices for any bill cycle that commences during December of the respective calendar year even if such bill cycle ends in January of the following calendar year (e.g., a January 19, 2010 invoice for a December 19, 2009 through January 18, 2010 bill cycle will be counted towards Actual Revenue for calendar year 2009);

“Additional Amounts” means (i) amounts invoiced to VMU for any Customized Service, (ii) royalty payment amounts, (iii) Late Payment Fees, (iv) any unique amounts invoiced to VMU for which pricing is not described in Schedule 1.0, or (v) any credits (other than New End User Credits) invoiced to VMU that are not directly related to disputed charges or billing errors for Service Usage;

“Invoice” means the applicable monthly electronic invoice following the just-completed monthly bill cycle, for “Ancillary Charges”, “Current Activity Charges”, “Adjustments” (where applicable), identified as such on the Invoice, and any other charges for services included on such electronic invoice that have not been

Sprint PCS / Virgin Mobile USA Confidential Information	18

previously applied to VMU’s account, and including credits or debits that are included on the True-Up Statement in the ordinary course of business consistent with past practice between VMU and Sprint PCS;

“Late Payment Fees” means interest on amounts not paid to Sprint PCS by the applicable Due Date as described in Section 7.5 of the PCS Services Agreement;

“Service Usage” means (a) usage for all services listed in Schedule 1.0 (as amended from time to time) and (b) ADC codes, if applicable, as described in Section 2.14 of the PCS Services Agreement; and

“Usage Month” means the bill cycles that commence on the 1st and 19th days of the same calendar month.

B.	In lieu of including an “Annual Required Revenue Table” for each of 2009 and 2010 calendar years, VMU will provide Sprint PCS with an Annual Required Revenue Table, approved by VMU’s Board of Directors, in the same format as the 2008 Required Revenue Table set forth in Section 1.15 above that represents a good-faith statement of its anticipate allocation of the respective commitments across the succeeding calendar year and that is prepared in accordance with the following requirements:

(i)	VMU must provide Sprint PCS with an estimated Annual Required Revenue Table with Required Revenue amounts for each Usage Month no later than October 1 of 2008 and 2009 for the succeeding calendar year;

(ii)	VMU must provide Sprint PCS with a final Annual Required Revenue Table with Required Revenue amounts for each Usage Month no later than December 15 of 2008 and 2009 for the succeeding calendar year;

(iii)	Required Revenue amounts for the 2009 Annual Required Revenue Table must be at least $* for each Usage Month, must not exceed $* collectively for the last three Usage Months of the year, and the total of all Required Revenue amounts for 2009 must equal $370,000,000;

(iv)	Required Revenue amounts for the 2010 Annual Required Revenue Table must be at least $* for each Usage Month, must not exceed $*collectively for the last three Usage Months of the year, and the total of all Required Revenue amounts for 2010 must equal $420,000,000;

If VMU fails to provide an Annual Required Revenue Table for 2009 or 2010 that meets the requirements set forth in subsections (i) through (iv) above, the Annual Required Revenue Table will be as follows:

2009 and 2010 Required Revenue Table

Usage Month	2009 Required Revenue	2010 Required Revenue
January	$*	$*
February	$*	$*
March	$*	$*
April	$*	$*
May	$*	$*
June	$*	$*
July	$*	$*
August	$*	$*
September	$*	$*
October	$*	$*
November	$*	$*
December	$*	$*
Annual Required Revenue	$370,000,000	$420,000,000

Sprint PCS / Virgin Mobile USA Confidential Information	19

C.

During 2009 and 2010, in lieu of VMU paying the Actual Revenue portion of each Invoice generated during each Usage Month, VMU will pay to Sprint PCS “Monthly Owed Revenue” equal to: (A) the greater of (i) the Actual Revenue portion of such Invoice, or (ii) an amount equal to “x” percentage of the Required Revenue amount in the applicable Annual Required Revenue Table for the applicable Usage Month, where “x” is *% for invoices dated the 1st day of a calendar month, and “x” is *% for invoices dated the 19th day of a calendar month, minus (B) for 2009 only, applicable New End User Credits, if any. For any Invoice in a Usage Month in which the applicable Actual Revenue amount associated with such Invoice is greater than applicable portion of the Required Revenue amount for such Usage Month (using the same *%/*% calculation from Section 1.15(B) above), the Required Revenue amount for the corresponding Invoice cycle for the succeeding Usage Month will be temporarily reduced by the difference (prior to subtracting any applicable New End User Credits for 2009 only), solely for the purpose of determining what Purchaser’s Monthly Owed Revenue amount will be for such corresponding Invoice for the immediately succeeding Usage Month. In no event will either the 2009 Annual Required Revenue amount of $370,000,000 or the 2010 Annual Required Revenue amount of $420,000,000 be reduced by any temporary reductions in Required Revenue amounts for individual 2009 and 2010 Usage Months. VMU agrees that for calendar year 2009 it will pay Sprint the Annual Required Revenue of $370,000,000 minus any New End User Credits, and for calendar year 2010 it will pay Sprint the Annual Required Revenue of $420,000,000. For the avoidance of doubt, the Required Revenue for each Usage Month in 2009 will be reduced by applicable New End User Credits, if any, which will reduce the 2009 Annual Required Revenue amount of $370,000,000 by the same amount. In addition, VMU will also pay Sprint PCS any Additional Amounts invoiced to VMU during each Usage Month.

2.10	Pricing Adjustments

In the event that Sprint PCS enters into a wireless service agreement:

A.	To sell PCS Services (not including services used for product or service testing or demonstration purposes and not including international toll calls, Roaming, directory assistance, operator services and Customized Services) to a Direct Strategic Competitor of VMU, other than Sprint PCS;

B.	The material terms of which are substantially similar to those applicable to VMU under this Services Agreement, (with respect to such things as sales volume, territory, and scope of product and service offering applicable to VMU at the time Sprint PCS enters into such agreement with the third party);

Sprint PCS / Virgin Mobile USA Confidential Information	20

C.	Sprint PCS and its Affiliates own less that 37.5% of such third party; and

D.	The agreement commits Sprint PCS to sell to third party wireless voice and/or data services (other than services that would be Customized Services under this Agreement) at a lower price (in the aggregate) than Sprint PCS sells such services to VMU under this Services Agreement (in the aggregate);

VMU may request and Sprint PCS will, on a prospective basis, make such PCS Services available to VMU at the same price and under the same terms and conditions (in addition to the terms and conditions of the Services Agreement) in lieu of prices in this Schedule 1.0.

•	Nothing contained in this provision will relieve VMU from charges for Customized Service Costs, Implementation Costs or any other charges applicable under this Services Agreement.

•	If Sprint PCS enters into such agreement, it will notify VMU of the existence and relevant terms of such agreement within a commercially reasonable period of time.

•	Other cost and pricing terms are specifically set forth in the Agreement.

Sprint PCS / Virgin Mobile USA Confidential Information	21

Exhibit A to Schedule 1.0

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Afghanistan	93	$*	$*
Albania	355	$*	$*
Algeria	213	$*	$*
American Samoa	+1-684*	$*	$*
Andorra	376	$*	$*
Angola	244	$*	$*
Anguilla	+1-264*	$*	$*
Antigua & Barbuda	+1-268*	$*	$*
Argentina	54	$*	$*
Armenia	374	$*	$*
Aruba	297	$*	$*
Ascension Island	247	$*	$*
Australia - all calls except to Satellite	61	$*	$*
Australia - all calls to Satellite	611	$*	$*
Australian External Territories	672	$*	$*
Austria	43	$*	$*
Azerbaijan	994	$*	$*
Bahamas	+1-242*	$*	$*
Bahrain	973	$*	$*
Bangladesh	880	$*	$*
Barbados	+1-246*	$*	$*
Belarus	375	$*	$*
Belgium	32	$*	$*
Belize	501	$*	$*
Benin	229	$*	$*
Bermuda	+1-441*	$*	$*
Bhutan	975	$*	$*
Bolivia	591	$*	$*
Bosnia & Herzegovina	387	$*	$*
Botswana	267	$*	$*
Brazil	55	$*	$*
British Virgin Islands	673	$*	$*
Brunei	359	$*	$*
Bulgaria	226	$*	$*
Burkina Faso	257	$*	$*
Burundi	+1-284*	$*	$*
Cambodia	855	$*	$*

Sprint PCS / Virgin Mobile USA Confidential Information	22

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Cameroon	237	$*	$*
Canada	+1*	$*	$*
Cape Verde Islands	238	$*	$*
Cayman Islands	+1-345*	$*	$*
Central African Republic	236	$*	$*
Chad Republic	235	$*	$*
Chile	56	$*	$*
China	86	$*	$*
Colombia	57	$*	$*
Comoros	269	$*	$*
Congo	242	$*	$*
Congo Dem Rep. (Zaire)	243	$*	$*
Cook Islands	682	$*	$*
Costa Rica	506	$*	$*
Croatia	385	$*	$*
Cuba	53	$*	$*
Cyprus	357	$*	$*
Czech Republic	420	$*	$*
Denmark	45	$*	$*
Diego Garcia	246	$*	$*
Djibouti	253	$*	$*
Dominica	+1-767*	$*	$*
Dominican Republic	+1-809* and +1-829*	$*	$*
East Timor	670	$*	$*
Ecuador	593	$*	$*
Egypt	20	$*	$*
El Salvador	503	$*	$*
Equatorial Guinea	240	$*	$*
Eritrea	291	$*	$*
Estonia	372	$*	$*
Ethiopia	251	$*	$*
Falkland Islands	500	$*	$*
Faroe Islands	298	$*	$*
Fiji Islands	679	$*	$*
Finland	358	$*	$*
France	33	$*	$*
French Guiana	594	$*	$*

Sprint PCS / Virgin Mobile USA Confidential Information	23

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
French Polynesia	689	$*	$*
Gabon	241	$*	$*
Gambia	220	$*	$*
Georgia	995	$*	$*
Germany	49	$*	$*
Ghana	233	$*	$*
Gibraltar	350	$*	$*
Global Mobile Satellite System (GMSS) - Ellipso-3	8813	$*	$*
Global Mobile Satellite System (GMSS) - Iridium-6	8816	$*	$*
Global Mobile Satellite System (GMSS) - Iridium-7	8817	$*	$*
Global Mobile Satellite System (GMSS) - Globalstar-8	8818	$*	$*
Global Mobile Satellite System (GMSS) - Globalstar-9	8819	$*	$*
Greece	30	$*	$*
Greenland	299	$*	$*
Grenada	+1-473*	$*	$*
Guadeloupe	590	$*	$*
Guantanamo Bay	5399	$*	$*
Guatemala	502	$*	$*
Guinea	224	$*	$*
Guinea-Bissau	245	$*	$*
Guyana	592	$*	$*
Haiti	509	$*	$*
Honduras	504	$*	$*
Hong Kong	852	$*	$*
Hungary	36	$*	$*
Iceland	354	$*	$*
India	91	$*	$*
Indonesia	62	$*	$*
Inmarsat SNAC (Satellite-Based Networks)	870	$*	$*
Inmarsat - Ocean Atlantic East	871	$*	$*
Inmarsat - Ocean Atlantic West	874	$*	$*
Inmarsat - Ocean Indian	873	$*	$*
Inmarsat - Ocean Pacific	872	$*	$*
International Networks - Thuraya Rmss Network	88216	$*	$*
International Networks - Emsat	88213	$*	$*
International Networks - MCP	88232	$*	$*
International Networks - Global Networks Antartica	88234	$*	$*
International Networks - Telenor	88299	$*	$*

Sprint PCS / Virgin Mobile USA Confidential Information	24

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Iran	98	$*	$*
Iraq	964	$*	$*
Ireland	353	$*	$*
Israel	972	$*	$*
Italy - all calls except to Satellite Elsacom	39	$*	$*
Italy - all calls to Satellite Elsacom	39310	$*	$*
Ivory Coast	225	$*	$*
Jamaica	+1-876*	$*	$*
Japan	81	$*	$*
Jordan	962	$*	$*
Kazakhstan	7	$*	$*
Kenya	254	$*	$*
Kiribati	686	$*	$*
Kuwait	965	$*	$*
Kyrgyzstan	996	$*	$*
Laos	856	$*	$*
Latvia	371	$*	$*
Lebanon	961	$*	$*
Lesotho	266	$*	$*
Liberia	231	$*	$*
Libya	218	$*	$*
Liechtenstein	423	$*	$*
Lithuania	370	$*	$*
Luxembourg	352	$*	$*
Macau	853	$*	$*
Macedonia	389	$*	$*
Madagascar	261	$*	$*
Malawi	265	$*	$*
Malaysia	60	$*	$*
Maldives	960	$*	$*
Mali Republic	223	$*	$*
Malta	356	$*	$*
Marshall Islands	692	$*	$*
Martinique	596	$*	$*
Mauritania	222	$*	$*
Mauritius	230	$*	$*
Mayotte Island	262	$*	$*

Sprint PCS / Virgin Mobile USA Confidential Information	25

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Mexico:
Mexico - Factor Two Cities	See Factor Two List below	$*	$*
Mexico - Guadalajara	5233	$*	$*
Mexico - Mexico City	5255	$*	$*
Mexico - Monterrey	5281	$*	$*
Mexico - all other calls	52	$*	$*
Micronesia	691	$*	$*
Moldova	373	$*	$*
Monaco	377	$*	$*
Mongolia	976	$*	$*
Montenegro	382	$*	$*
Montserrat	+1-664*	$*	$*
Morocco	212	$*	$*
Mozambique	258	$*	$*
Myanmar (Burma)	95	$*	$*
Namibia	264	$*	$*
Nauru	674	$*	$*
Nepal	977	$*	$*
Netherlands	31	$*	$*
Netherlands Antilles	599	$*	$*
New Caledonia	687	$*	$*
New Zealand	64	$*	$*
Nicaragua	505	$*	$*
Niger	227	$*	$*
Nigeria	234	$*	$*
Niue Island	683	$*	$*
North Korea	850	$*	$*
Norway	47	$*	$*
Oman	968	$*	$*
Pakistan	92	$*	$*
Palau	680	$*	$*
Palestine Authority	970	$*	$*
Panama	507	$*	$*
Papua New Guinea	675	$*	$*
Paraguay	595	$*	$*
Peru	51	$*	$*
Philippines	63	$*	$*
Poland	48	$*	$*

Sprint PCS / Virgin Mobile USA Confidential Information	26

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Portugal	351	$*	$*
Qatar	974	$*	$*
Reunion Island	262	$*	$*
Romania	40	$*	$*
Russia	7	$*	$*
Rwanda	25	$*	$*
San Marino	378	$*	$*
Sao Tome & Principe	239	$*	$*
Saudi Arabia	966	$*	$*
Senegal	221	$*	$*
Serbia	381	$*	$*
Seychelles	248	$*	$*
Sierra Leone	232	$*	$*
Singapore	65	$*	$*
Slovakia	421	$*	$*
Slovenia	386	$*	$*
Solomon Islands	677	$*	$*
Somalia	252	$*	$*
South Africa	27	$*	$*
South Korea (Republic of)	82	$*	$*
Spain	34	$*	$*
Sri Lanka	94	$*	$*
St Helena	290	$*	$*
St Kitts & Nevis	+1-869*	$*	$*
St Lucia	+1-758*	$*	$*
St Pierre & Miquelon	508	$*	$*
St Vincent and The Grenadines	+1-784*	$*	$*
Sudan	249	$*	$*
Suriname	597	$*	$*
Swaziland	268	$*	$*
Sweden	46	$*	$*
Switzerland	41	$*	$*
Syria	963	$*	$*
Taiwan	886	$*	$*
Tajikistan	992	$*	$*
Tanzania	255	$*	$*
Thailand	66	$*	$*
Togo	228	$*	$*

Sprint PCS / Virgin Mobile USA Confidential Information	27

Exhibit A to Schedule 1.0 (continued)

International Toll Charges

*	denotes NADP countries

		Per Minute Rates
Country	Country Code	Wireline Terminated	Mobile Terminated
Tokelau	69	$*	$*
Tonga Islands	676	$*	$*
Trinidad & Tobago	+1-868*	$*	$*
Tunisia	216	$*	$*
Turkey	90	$*	$*
Turkmenistan	993	$*	$*
Turks & Caicos Islands	+1-649*	$*	$*
Tuvalu	688	$*	$*
Uganda	256	$*	$*
Ukraine	380	$*	$*
United Arab Emirates	971	$*	$*
United Kingdom	44	$*	$*
Uruguay	598	$*	$*
Uzbekistan	998	$*	$*
Vanuatu	678	$*	$*
Vatican City	39	$*	$*
Venezuela	58	$*	$*
Vietnam	84	$*	$*
Wallis & Futuna Islands	681	$*	$*
Western Samoa	685	$*	$*
Yemen, Republic of	967	$*	$*
Zambia	260	$*	$*
Zimbabwe	263	$*	$*

Mexico - Factor Two Cities

City	City Code	Digit String
Acaponeta	325	52-325
Acapulco	744	52-744
Actopan	772	52-772
Agua Prieta	633	52-633
Aguascalientes	449	52-449
Allende	826	52-826
Apatzingan	453	52-453
Apizaco	241	52-241
Arcelia	732	52-732

Sprint PCS / Virgin Mobile USA Confidential Information	28

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Atlacomulco	712	52-712
Atlixco	244	52-244
Autlan	317	52-317
Bahia De Huatulco	958	52-958
Cabo San Lucas	624	52-624
Caborca	637	52-637
Cadereyta Jimenez	828	52-828
Campeche	981	52-981
Cananea	645	52-645
Cancun	998	52-998
Celaya	461	52-461
Cerralvo	892	52-892
Chetumal	983	52-983
Chihuahua	614	52-614
Chilapa	756	52-756
Chilpancingo	747	52-747
Cintalapa De Figueroa	968	52-968
Ciudad Acuna	877	52-877
Ciudad Altamirano	767	52-767
Ciudad Camargo B	891	52-891
Ciudad Constitucion	613	52-613
Ciudad Cuauhtemoc	625	52-625
Ciudad Del Carmen	938	52-938
Ciudad Delicias	639	52-639
Ciudad Guzman	341	52-341
Ciudad Hidalgo	962	52-962
Ciudad Juarez	656	52-656
Ciudad Lazaro Cardenas	753	52-753
Ciudad Mante	831	52-831
Ciudad Obregon	644	52-644
Ciudad Sahagun	791	52-791
Ciudad Valles	481	52-481
Ciudad Victoria	834	52-834
Coatzacoalcos	921	52-921
Colima	312	52-312
Cordoba	271	52-271
Cosamaloapan	288	52-288
Cozumel	987	52-987
Cuautla	735	52-735
Cuernavaca	777	52-777

Sprint PCS / Virgin Mobile USA Confidential Information	29

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Culiacan	667	52-667
Durango	618	52-618
Encarnacion De Diaz	475	52-475
Ensenada	646	52-646
Estación Manuel	836	52-836
Fresnillo	493	52-493
General Tapia/China	823	52-823
Guamuchil	673	52-673
Guanajuato	473	52-473
Guasave	687	52-687
Guaymas	622	52-622
Guerrero Negro/Santa Rosa	615	52-615
Hermosillo	662	52-662
Heroica Ciudad De Ures	623	52-623
Hidalgo	829	52-829
Huatabampo	647	52-647
Huetamo	435	52-435
Huimanguillo	917	52-917
Huitzuco	727	52-727
Iguala	733	52-733
Irapuato	462	52-462
Ixtlan Del Rio	324	52-324
Ixtlan Del Rio	324	52-324
Izucar De Matamoros	243	52-243
Jalapa	228	52-228
Jalpa	463	52-463
Jerez De Garcia Salinas	494	52-494
Jojutla	734	52-734
Juchitan	971	52-971
La Barca	393	52-393
La Paz	612	52-612
La Piedad	352	52-352
Lagos De Moreno	474	52-474
Leon	477	52-477
Lerdo De Tejada	284	52-284
Lerma	728	52-728
Linares	821	52-821
Los Mochis	668	52-668
Los Reyes	354	52-354
Magdalena	632	52-632

Sprint PCS / Virgin Mobile USA Confidential Information	30

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Manuel Ojinaga	626	52-626
Manzanillo	314	52-314
Martinez De La Torre	232	52-232
Matamoros	868	52-868
Matehuala	488	52-488
Mazatlan (including Puebla)	222	52-222
Merida	999	52-999
Mexicali	686	52-686
Minatitlan	922	52-922
Monclova	866	52-866
Morelia	443	52-443
Moroleon	445	52-445
Nacozari De Garcia	634	52-634
Navojoa	642	52-642
Nogales	631	52-631
Nuevo Casas Grandes	636	52-636
Nuevo Laredo	867	52-867
Oaxaca De Juarez	951	52-951
Ocotlan	392	52-392
Ometepec	741	52-741
Orizaba	272	52-272
Pachuca	771	52-771
Palenque	916	52-916
Parral	627	52-627
Parras De La Fuente	842	52-842
Patzcuaro	434	52-434
Penjamo	469	52-469
Petatlan	758	52-758
Piedras Negras	878	52-878
Playas De Rosarito	661	52-661
Poza Rica De Hgo	782	52-782
Puerto Peñasco	638	52-638
Puerto Vallarta	322	52-322
Puruandiro	438	52-438
Queretaro	442	52-442
Quimichis /Tecuala	389	52-389
Reynosa	899	52-899
Rio Grande	498	52-498
Rio Verde	487	52-487
Sabinas	861	52-861

Sprint PCS / Virgin Mobile USA Confidential Information	31

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Sahuayo	353	52-353
Salamanca	464	52-464
Saltillo	844	52-844
Salvatierra	466	52-466
San Andres Tuxtla	294	52-294
San Cristobal De Las Casas	967	52-967
San Fernando	841	52-841
San Jose De Gracia	381	52-381
San Juan Del Rio	427	52-427
San Luis De La Paz	468	52-468
San Luis Potosi	444	52-444
San Luis Rio Colorado	653	52-653
San Martin Pachivia /Teloloapa	736	52-736
San Miguel De Allende	415	52-415
San Quintin	616	52-616
Santa Ana	641	52-641
Santa Rosalia De Camargo	648	52-648
Santiago Ixcuintla	323	52-323
Santiago Papasquiaro	674	52-674
Santiago Tianguistenco	713	52-713
Silao	472	52-472
Tala	384	52-384
Tampico	833	52-833
Tapachula	962	52-962
Taxco	762	52-762
Tecate	665	52-665
Tecoman	313	52-313
Tecpan De Galeana	742	52-742
Tehuacan	238	52-238
Tenancingo	714	52-714
Tenango Del Aire/Tlalmanalco	597	52-597
Tepatitlan	378	52-378
Tepic	311	52-311
Tequila	374	52-374
Texcoco	595	52-595
Teziutlan	231	52-231
Ticul	997	52-997
Tijuana	664	52-664
Tizayuca	779	52-779

Sprint PCS / Virgin Mobile USA Confidential Information	32

Exhibit A to Schedule 1.0 (continued)

Mexico - Factor Two Cities

City	City Code	Digit String
Tizimin	986	52-986
Tlapa De Comonfort/Alcozauca De Gro.	757	52-757
Tlaxcala	246	52-246
Toluca	722	52-722
Torreon	871	52-871
Tula	773	52-773
Tulancingo	775	52-775
Tuxpan	783	52-783
Tuxtepec	287	52-287
Tuxtla Gutierrez	961	52-961
Uruapan	452	52-452
Valle De Bravo	726	52-726
Veracruz	229	52-229
Villa Flores	965	52-965
Villahermosa	993	52-993
Yurecuaro	356	52-356
Zacapu	436	52-436
Zacatecas	492	52-492
Zamora	351	52-351
Zihuatanejo	755	52-755
Zinapecuaro	451	52-451
Zitacuaro	715	52-715
Zumpango	591	52-591

Sprint PCS / Virgin Mobile USA Confidential Information	33